UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

MORGAN GROUP HOLDING CO.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-73996	13-4196940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Theodore Fremd Avenue, Rye, New York 10580
(Address of Principal Executive Offices)(Zip Code)

914-921-1877
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	---	---

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2019, Morgan Group Holding Co. (the “Company”) entered into and concurrently closed the transaction governed by, an agreement and plan of merger, dated as of such date (the “Merger Agreement”), by and among the Company, G.R. Acquisition, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), G.research, LLC (“G.research”), Institutional Services Holdings, LLC, the sole member of G.research (“ISH”), and Associated Capital Group, Inc., parent of ISH (“AC”).

The Company and AC are affiliates under the common control of Mario J. Gabelli.

 Acquisition of G.research; Acquisition Consideration

Upon the closing of the transactions contemplated in the Merger Agreement (the “Closing”), Merger Sub was merged with and into G.research (the “Merger”), resulting in G.research becoming a wholly owned subsidiary of the Company. G.research is an SEC registered broker-dealer and member of Finra which operates an institutional research and securities brokerage business.

As a result of the Merger, an aggregate of 50,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), of the Company were issued to ISH upon the conversion of the limited liability company interest in G.research held by ISH immediately prior to the effective time of the Merger.

The parties agreed that the Company would cause the Company’s board of directors to consist of three directors designated by G.research immediately after the Merger, the Company’s incumbent directors and officers would resign effective as of the Merger and the Company’s officers immediately after the Merger would be appointed by the board of directors in office after the Merger.

 Representations and Warranties

In the Merger Agreement, G.research makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of G.research and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement; (c) absence of conflicts; (d) capitalization; (e) financial statements; (f) absence of undisclosed liabilities; (g) accuracy of books and records; (h) absence of certain changes or events; (i) affiliate transactions; (j) title to assets and properties; (k) ownership of intellectual property; (l) material contracts; (m) litigation; (n) compliance with laws; (o) licenses and permits; (p) taxes and audits; (q) employment and labor matters; (r) environmental matters; (s) brokers and finders; and (t) other customary representations and warranties.

In the Merger Agreement, the Company makes certain representations and warranties relating to, among other things: (a) proper corporate organization of the Company and Merger Sub and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement; (c) absence of conflicts; (d) capitalization; (e) SEC filings and financial statements; (f) absence of undisclosed liabilities; (g) absence of certain changes or events; (h) material contracts; (i) litigation (j) validity of share issuance; and (k) brokers and finders.

Conduct Prior to Closing; Covenants

 The Merger Agreement contains certain customary covenants of the Company and G.research, including, among other things, the following:

•
G.research agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of the Company.

•
The Company agreed to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of AC.

In addition, Company agreed to a covenant obligating it to refrain from pursuing alternative acquisition proposals. The parties agreed to take commercially reasonable efforts to undertake the actions necessary to consummate the Merger.

Conditions to Closing

The obligation of the Company and G.research to consummate the Merger was conditioned on, among other things, (a) all necessary governmental approvals having been obtained; and (b) the absence of any order, stay, judgment or decree by any government agency restraining or prohibiting or imposing any condition on the closing of the Merger. The obligations of G.research to consummate the transactions contemplated by the Merger Agreement, in addition to the foregoing conditions, were conditioned upon, among other things, (x) the representations and warranties of the Company being true and correct and (y) the Company complying in all material respects with all of its covenants and obligations under the Merger Agreement. The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the foregoing conditions, were conditioned upon, among other things, (i) the representations and warranties of the G.research being true and correct and (ii) G.research complying in all material respects with all of its covenants and obligations under the Merger Agreement.

On October 31, 2019, immediately prior to the Closing, the Company entered into and concurrently closed the purchase and sale of Common Stock (the “Private Placement”) governed by, a securities purchase agreement, dated as of such date (the “Securities Purchase Agreement”), by and among the Company and the investors signatory thereto (the “Investors”). Pursuant to the Securities Purchase Agreement, the Company issued and sold 5,150,000 shares of Common Stock at $0.10 per share for total proceeds of $515,000. The Securities Purchase Agreement contained customary representations, warranties and agreements.

The foregoing descriptions of the Merger Agreement and the Securities Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, a copies of which are attached hereto as Exhibits 2.1 and 10.1, and are incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained in the Company’s information statement filed as Exhibit 99.1 to this Current Report on Form 8‑K is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the issuance of the Common Stock to ISH in the Merger and to the Investors in the Private Placement is incorporated by reference into this Item 3.02. The Common Stock issued to ISH in the Merger and the Private Placement was issued in a private transaction made in reliance upon the exemption from registration provided under Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

Effective as of October 31, 2019, Daszkal Bolton LLP resigned as the independent registered public accounting firm of the Company effective on such date. Effective as of October 31, 2019, the Board of Directors of the Company approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm.

During the two fiscal years ended December 31, 2018, and subsequent interim period through October 31, 2019, the date of Daszkal Bolton LLP’s resignation, there were (1) no disagreements with Daszkal Bolton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the firm’s satisfaction would have caused it to make reference in connection with their opinion to the subject matter of the disagreement and (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) identified by Daszkal Bolton LLP.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Daszkal Bolton LLP with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that Daszkal Bolton LLP furnish a letter to the Company, addressed to the SEC, stating whether the firm agrees with the disclosure above contained in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of such letter is attached to this Form 8-K as Exhibit 16.1.

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(b) Appointment of independent registered public accounting firm

As discussed above, effective as of October 31, 2019, the Board of Directors of the Company appointed Deloitte as the Company’s new independent registered public accounting firm effective as of that date. The appointment of Deloitte as the independent registered public accounting firm of the Company was unanimously approved by the Board of Directors.

During the two most recent fiscal years ended December 31, 2018 and the subsequent period through October 31, 2109, neither the Company, nor anyone on its behalf, consulted with Deloitte regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)). The Board of Directors of the Company has authorized Daszkal Bolton LLP to respond fully to all inquiries of Deloitte.

Item 5.01	Changes in Control of Registrant.

The information contained in Item 5.02 and the Company’s information statement filed as Exhibit 99.1 to this Current Report on Form 8‑K concerning the newly appointed officers and directors is incorporated into this Item 5.01 by reference.

Following the consummation of the Merger and the Private Placement, the Company remains under the control of Mario J. Gabelli.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon consummation of the Merger, Mario J. Gabelli and Robert E. Dolan resigned as directors and Mr. Dolan resigned as chief executive officer and chief financial officer of the Company.

 Upon consummation of the Merger, Vincent M. Amabile, Jr., Joseph L. Fernandez and Stephen J. Moore were appointed directors and Mr. Amabile and Mr. Fernandez were appointed president and executive vice president—finance of the Company, respectively, and will serve as principal executive officer and principal financial officer of the Company, respectively.

The information contained in the Company’s information statement filed as Exhibit 99.1 to this Current Report on Form 8‑K concerning the newly appointed officers and directors is incorporated into this Item 5.02 by reference.

Item 5.06	Changes in Shell Company Status.

Upon consummation of the Merger, the Company ceased being a “shell company.” The information set forth in Item 1.01 and the Company’s information statement filed as Exhibit 99.1 to this Current Report on Form 8-K regarding the Merger is incorporated into this Item 5.06 by reference.

Item 7.01	Regulation FD Disclosure.

On October 31, 2019, Company issued a press release, announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited Financial Statements

Report of Independent Registered Public Accounting Firm
Statements of Operations of G.research, LLC for the Years Ended December 31, 2018 and 2017
Statements of Financial Condition of G.research, LLC at December 31, 2018 and 2017
Statement of Changes in Member’s Capital of G.research, LLC for the Year Ended December 31, 2018
Statement of Changes in Member’s Capital of G.research, LLC for the Year Ended December 31, 2017
Statements of Cash Flows of G.research, LLC for the Years Ended December 31, 2018 and 2017
Notes to Financial Statements

Unaudited Interim Financial Statements

Statements of Financial Condition of G.research, LLC at June 30, 2019 and December 31, 2018
Statements of Operations for the Six Months Ended June 30, 2019 and 2018
Statement of Changes in Member’s Capital of G.research, LLC for the Six Months Ended June 31, 2019
Statement of Changes in Member’s Capital of G.research, LLC for the Six Months Ended June 31, 2018
Statements of Cash Flows for the Six Months Ended June 30, 2019 and 2018
Notes to Financial Statements

(b) Unaudited pro forma financial information.

Unaudited Pro Forma Condensed Statements of Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2019 and 2018, the Six Months Ended June 30, 2019 and 2018, and the Years Ended December 31, 2018 and 2017
Unaudited Pro Forma Condensed Statement of Financial Condition as of September 30, 2019

The forgoing financial statement are included in the Company’s information statement filed as Exhibit 99.1 to this Current Report on Form 8 K are incorporated into this Item 9.01 by reference.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and plan of merger, dated as of October 31, 2019, by and among Morgan Group Holding Co., G.R. Acquisition, LLC, G.research, LLC, Institutional Services Holdings, LLC and Associated Capital Group, Inc.

10.1	Securities Purchase Agreement, dated as of October 31, 2019, by and among Morgan Group Holding Co. and the investors signatory thereto
10.2	Amended and Restated Expense Sharing Agreement, dated as of November 23, 2016, between G.research, LLC and GAMCO Investors, Inc.
10.3	Amended and Restated Expense Sharing Agreement, dated as of November 23, 2016, between G.research, LLC and Gabelli & Company Investment Advisers, Inc.
10.4	Expense Sharing Agreement, dated as of November 23, 2016, between G.research, LLC and Associated Capital Group, Inc.
10.5	License Agreement, by and between, dated October 31, 2019, G.research, LLC and GAMCO Investors, Inc.
16.1	Letter from Daszkal Bolton LLP, dated November 6, 2019
99.1	Morgan Group Holding Co. Information Statement
99.2	Press release, dated October 31, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN GROUP HOLDING CO.

By:	/s/ Joseph L. Fernandez
Name: Joseph L. Fernandez
Title: Executive Vice President-Finance

Dated:   November 6, 2019